Inventories - Summary of inventories (Detail) - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019
Classes of current inventories [abstract]
Raw materials and purchased components	$ 640	$ 675
Consumable stores	1,050	925
Work in progress	1,288	1,066
Finished goods and goods for resale	1,113	936
Total inventories	4,091	3,602
Expected to be used within one year	3,917	3,463
Expected to be used after more than one year	$ 174	$ 139